UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2008
(Date of earliest event reported)

DSE FISHMAN, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-49993	56-2284320
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

300 S. Harbor Boulevard, Suite 500, Anaheim, California 92805
(Address of Principal Executive Offices) (Zip Code)

(714) 765-0010
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 4.01      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On January 18, 2008, Li & Company resigned as the Registrant's independent registered public accounting firm. Except as noted in the paragraph immediately below, the reports of Li & Company on the Company's financial statements for the years ended July 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The reports of Li & Company on the Company's consolidated financial statements as of and for the years ended July 31, 2007 and 2006 contained an explanatory paragraph which noted that there was substantial doubt as to the Company's ability to continue as a going concern as the Company has suffered recurring losses from continuing operations.

During the two fiscal years ended July 31, 2007 and 2006 and through January 18, 2008, there were no disagreements between the Registrant and Li & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Li & Company would have caused Li & Company to make reference to the matter in its reports on the Registrant's consolidated financial statements for such years.

During the two fiscal years ended July 31, 2007 and 2006 and through January 18,2008, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-X. The Company filed its 10Q for the quarter ended without a review by its independent registered accounting firm which caused the resignation. The Company has filed an amended 10Q for the quarter ended October 31, 2007 with the following explanatory note:

The interim consolidated financial statements included in this Quarterly Report on Form 10-QSB as of October 31, 2007 and for the three and six months ended October 31, 2007 were not reviewed by the Company’s independent registered public accounting firm as required under Statement of Auditing Standards No. 100 pursuant to Item 310(b) of the Securities and Exchange Commission’s Regulation S-B.  As of the date of this filing, the Company’s has not yet selected an independent registered public accounting firm for the  review of the interim financial information included herein.

The Registrant has provided Li & Company with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Li & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K.

1.
The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to the Registrant nor oral advice was provided by any independent registered accounting firm and there was no  factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a) (1) (iv) (A) of Regulation S-X and the related instruction to Item 304 of Regulation S-x, or a reportable event, as that term is explained in Item 304(a) (1) (iv) (A) of Regulation S-X.

Item 9.01     Financial Statements and Exhibits

(a) Financial statements of business acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DSE Fishman, Inc.

Date: February 12, 2008	By:	/s/ Thomas Hemingway
/s/ Thomas Hemingway
President, Chief Executive Officer